UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2021

Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer dentification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market, LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market, LLC

Item 1.02    Termination of a Material Definitive Agreement.

On May 14, 2021, Bionano Genomics, Inc. (the “Company”) executed a payoff letter to repay in full all amounts due and owing, and terminate all commitments and obligations under that certain Loan and Security Agreement, dated as of March 14, 2019, as amended (the “Loan Agreement”), with East West Bank and Innovatus Life Sciences Lending Fund I, LP (the “Lenders”). Pursuant to the payoff letter, the Company has agreed to pay to the Lenders approximately $17.1 million, which includes pay-off amounts for principal, interest, fees, reimbursement of expenses and other items. The material terms of the Loan Agreement are described in the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 13, 2021.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to (i) the Loan Agreement, which was filed as Exhibit 10.2 to the Company’s Form 8-K on March 14, 2019, (ii) the Waiver and First Amendment to the Loan Agreement, dated June 25, 2019, between the Company and the Lenders, which was filed as Exhibit 10.1 to the Company’s Form 10-Q on August 8, 2019, (iii) the Second Amendment to the Loan Agreement, dated March 6, 2020, between the Company and the Lenders, which was filed as Exhibit 10.49 to the Company’s Form 10-K on March 10, 2020, (iv) the Consent and Third Amendment to the Loan Agreement, dated August 21, 2020, between the Company and the Lenders, which was filed as Exhibit 10.4 to the Company’s Form 10-Q on November 13, 2020 and (v) the Fourth Amendment to the Loan Agreement, dated December 30, 2020, between the Company and the Lenders, which was filed as Exhibit 10.44 to the Company’s Form 10-K on March 23, 2021, each of which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: May 14, 2021	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)